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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2010

Global Gate Property Corp.
 (Exact name of registrant as specified in its charter)

Nevada	000-52330	20-3305472
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

400 Park Avenue, Suite 1440
New York, New York 10022
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 660-6964

2519 East Kentucky Ave.
Denver, Colorado 80209
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

       On October 22, 2010, Global Gate Property Corp. (the “Company”) purchased 51% of the outstanding shares of common stock of Macoy Capital Partners, Inc., a Los Angeles-based real estate firm (“Macoy”), pursuant to a Stock Purchase Agreement with Mitch Ohlbaum, its former sole shareholder.  Under the Stock Purchase Agreement, the Company purchased 510 shares of common stock of Macoy from Mr. Ohlbaum in consideration for $10,000 in cash and 33,333 shares of the Company’s common stock.  Macoy is licensed as a real estate broker by the California Department of Real Estate and the Nationwide Mortgage Licensing System (NMLS).  Its main focus is to broker residential and commercial loans to the general public.  Most of these loans are of a generic nature and are funded through normal channels, while others are arranged through various private sources depending on the requirements of the transaction.  Macoy also provides residential and commercial real estate brokerage services.

        Mitch Ohlbaum is the brother of Gary S. Ohlbaum, the Company’s President and Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits.

(a)
 Financial Statements of Business Acquired

The audited financial statements of Macoy Capital Partners, Inc. as of December 31, 2009 and 2008 and for the years then ended, and the related  Independent Auditors’ Report thereon are included as Exhibit 99.1 of this Current Report on Form 8-K/A.

(b)
Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2010  the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2009 and the six months ended June 30, 2010 and the Notes to the Unaudited Pro Forma Combined Financial Information of Global Gate Property Corp., reflecting the acquisition of Macoy Capital Partners, Inc. are included as Exhibit 99.2 of the Current Report on Form 8-K/A.

(c)	Exhibits

23.1	Consent of Davis, Graber, Plotzker & Ward, LLP.

99.1	Financial statements of Macoy Capital Partners, Inc. as of December 31, 2009 and 2008.

99.2
The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2010, the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2009 and six months ended June 30, 2010 and the Notes to the Unaudited Pro Forma Combined Financial Information of Global Gate Property Corp. reflecting the acquisition of 51% of the outstanding capital stock of Macoy Capital Partners, Inc. filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 28, 2011

GLOBAL GATE PROPERTY CORP.

By:	/s/ Gary S. Ohlbaum
Gary S. Ohlbaum
President, Chief Executive Officer and Chief
Financial Officer